Exhibit 4.4

TRANSLATION

CONTRACT NUMBER: BGDL-08-000071

PROFESSIONAL SERVICES AGREEMENT FOR THE “PROVIDING OF SERVICES OF DRAFTING OF MASTER DEVELOPMENT PLANS FOR THE PERIOD 2010-2024 IN THE AIRPORTS OF THE GRUPO AEROPORTUARIO DEL PACÍFICO, S.A. DE C.V.”, THAT IS ENTERED INTO BY AND AMONG THE BUSINESS CORPORATION “AEROPUERTO DE GUADALAJARA, S.A. DE C.V.”, THAT SHALL BE REFERRED TO HEREAFTER AS “THE AIRPORT”, REPRESENTED HEREIN BY MR. RODRIGO GUZMÁN PERERA, IN HIS CAPACITY AS LEGAL REPRESENTATIVE, AND ON THE OTHER PART BY THE BUSINESS CORPORATION “AENA DEVELOPMENT INTERNACIONAL, S.A.” SINGLE PERSONAL LEGAL ENTITY, THAT SHALL BE REFERRED TO HEREAFTER AS “THE SERVICE PROVIDER”, REPRESENTED HEREIN JOINTLY BY MR. RODRIGO MARABINI RUIZ AND MS. ANA ALONSO FARTO, WHICH IS SUBJECTED BY THE PARTIES TO THE FOLLOWING RECITALS AND CLAUSES.

RECITALS.

I.	“THE AIRPORT” Declares through its legal representative and under the promise to state the truth:

I.1	That it is a corporation duly incorporated in accordance with the Mexican General Corporations Act (“Ley General de Sociedades Mercantiles”), through Public Deed number 44351 dated May 28, 1998, issued by Attorney at Law Emilio Zubiria Maqueo, Notary Public number 25 of Mexico City, Federal District, and duly registered at the Public Register of Property and Commerce under mercantile file number 238588 dated June 25, 1998.

I.2	Appears to the execution of this agreement through Mr. Rodrigo Guzmán Perera in favor of whom was issued a General Power of Attorney for Administrative Acts, granted through Public Deed number 55078 dated November 06, 2001, issued by Notary Public number 109 of Mexico City, Federal District, Attorney at Law. Luis de Angoitia Becerra, declaring that such attributions have not been revoked, modified nor restricted, and therefore, has full legal capacity to oblige himself in the name of his represented legal entity.

I.3	That it requires the rendering of the services that are described in the First Clause of this Professional Services Agreement.

I.4	That it indicates as an address to receive any and all notices or documents, the address located at: Guadalajara – Chapala Highway, Kilometer 17.5, Municipality of Tlajomulco de Zúñiga, Jalisco. ZIP CODE 45659

I.5	That its Federal Taxpayers identification number (“Registro Federal de Contribuyente”) is: AGU – 980601 – H75

II.	“THE SERVICE PROVIDER” Declares through its legal representative and under promise to state the truth:

II.1

That it is a single personal legal entity of Spanish nationality, with address located in Madrid (Spain), at 109 Arturo Soria Street and having title to NIF A-37/250,883, validly incorporated in accordance with the laws of Spain, with the legal name of “Empresa de Mantenimiento Aeronáutico, S.A.”, incorporated through public deed issued on November 13, 1991 before the Notary of Seville, Mr. José Luis Vivancos Escobar, with number 2,587 in the order of the Notary’s book, changed its corporate name for that of “Emaer, Empresa Internacional de Infraestructuras, Mantenimiento y Servicios Aeronáuticos, S.A.”, later for that of “Aena Servicios Aeronáuticos, S.A.”, and after that, to that which is presently held of “Aena Desarrollo Internacional, S.A.”; its corporate objective was modified and re-established its Articles of Incorporation through Public Deed on September 25, 1997, modified by a later public deed dated November 3, 1997, both of them authorized by the Madrid Notary, Mr. José María Regidor Cano, with numbers 4,455 and 5,123 respectively in the order of the Notary’s book and duly registered at the Mercantile Register of Madrid, under Volume 11,288, document 153, section 8, page number M-177,425, 4th registration.

II.2

That its representatives, Mr. Rodrigo Marabini Ruiz and Ms. Ana Alonso Farto intervene in their capacity as Persons holding power of attorneys issued by the company, to whom powers of attorney have been granted to through public deed issued on June 21, 2006, before the Notary of Madrid (Spain), Mr. José M.ª Regidor Cano, with number 2.290 of order in the Notary’s book, duly registered at the Mercantile Register of Madrid, under volume, 15.249, document 223, section 8, Page M-177.425, 37th registration, declaring that their attributions have not been revoked, modified or restricted, and therefore, that they have full legal capacity to oblige themselves in the name of the represented legal entity.

II.3	That it has the legal, technical and financial capacity to execute agreements and oblige itself to provide the services which are the object of this Professional Services Agreement and that it also has the technology, organization and specialized labor for such purposes.

II.4	That its Fiscal Identification Number is (NIF) No. A - 37250883, stating that it is in good standing regarding its payment of federal contributions.

II.5	It declares, under promise to state the truth, that none of the persons that form part of this business association has any employment, position or commission at Aeropuerto de Guadalajara, S.A. de C.V, and also that it has no legal prohibition to oblige itself in the terms set forth in this Professional Services Agreement.

II.6	That it indicates as address to receive any notice or document, that which is located at: 109 Arturo Soria Street, 2nd Floor, 28043 Madrid. SPAIN.

II.7	That it is aware of the requirement to provide services and has considered all of the factors that are involved in its request.

II.8

That it knows that THE AIRPORT is a legal entity, subsidiary of Grupo Aeroportuario del Pacífico, S.A.B. de C.V. (that shall be referred to hereafter as GAP) which as of the month of February, 2006 is traded in the stock market and therefore, all Stock Exchange legislation are applicable to it, and in compliance therewith, among others, the Stock Exchange Act (“Ley del Mercado de Valores”), the Sarbanes Oxley Act, as well as the Articles of Incorporation of the aforementioned legal entity and for such reason, several procedures and systems have been set in place in order to comply with the conduct codes imposed for such business association. Among such procedures, it declares to be aware that a phone line has been established (018007590045) in order to receive claims for actions of employees both of GAP as well as of THE AIRPORT which may be either illegal or non ethical, declaring the acknowledgement to set claims through this means of any action that with regards to this agreement, may be noticed and that comply with the aforementioned conditions.

In addition to the aforementioned, I hereby authorize GAP and THE AIRPORT that in case that claims are made by the legal entity that I represent or by any other representative of the legal entity that I represent, the information derived from such claim may be used, by the appropriate bodies of GAP and a procedure be followed that may be applicable in accordance with the procedures established in order to comply with the aforementioned regulations.

For such purposes, THE AIRPORT is obliged to provide notice to “THE SERVICE PROVIDER” of any change in the phone number for claims, in order to be able to comply with the provisions of the Conduct Code.

II.9	That it knows of the obligation to establish a permanent formal establishment in Mexico, in accordance with the provisions set forth in the twelfth clause of this agreement.

III	Both parties declare through their legal representatives and under promise to state the truth:

III.1	That they know and accept fully the content of the document that contains the Page of Conditions (“Pliego de Bases”) published for the Bid that was called for on April 3, 2008, by Grupo Aeroportuario del Pacífico, S.A.B. de C.V., for the rendering of the services indicated in the heading of this Professional Services Agreement, the specifications and scope of this Professional Services Agreement, and the quote filed on May 12, 2008 by “THE SERVICE PROVIDER”, which resulted to be the winner of such bid, all of which are an integral part of this Professional Services Agreement.

III.2	To have themselves recognizing in an express manner the legal representation of both parties under which they appear to the execution of this agreement.

III.3	That they are interested in executing between themselves this professional services agreement in consideration to what has been stated in the recitals hereof, there being therefore in none of them any error, duress or bad faith regarding its content, and both parties being in agreement with the prior recitals, both parties jointly agree to grant the following:

C L A U S E S

FIRST	PURPOSE OF THIS PROFESSIONAL SERVICES AGREEMENT.- “THE AIRPORT”, entrusts to “THE SERVICE PROVIDER”, the “DRAFTING OF THE MASTER DEVELOPMENT PLANS FOR THE PERIOD 2010 – 2024” AT AEROPUERTO DE GUADALAJARA, S.A. DE C.V.; works that it shall undertake in accordance with the specifications set forth in section III.1, of the Recitals Chapter.

SECOND	SCOPE OF THE SERVICES.- “THE SERVICE PROVIDER” is obliged through this agreement to undertake the rendering of the following services:

A.- To analyze the surroundings’ environment, both physical and social-economic, of population and of the present transportation system.

B.- To undertake a study regarding the present situation of “THE AIRPORT”.

C.- To undertake a study of the forecasted evolution of demand.

D.- To undertake an analysis of the capacity / demand ratio.

E.- To undertake the calculation of capacity of infrastructure and facilities as follows:

Air space and flight field.
Platforms.
Infrastructures.
Facilities.

F.- To undertake a description of the different alternatives of development.

G.- To undertake a study of the maximum development possible.

H.- To undertake a study regarding the evolution of aviation traffic in general.

I.- To undertake an environmental study.

J.- To undertake a program of construction, keeping, maintenance, expansion and modernization of the infrastructure, facilities and equipments.

K.- To undertake a study regarding discrepancies with regards to policies and recommendations of ICAO (International Civil Aviation Organization).

L.- To undertake an economic study regarding the investments program.

M.- To draft the corresponding blueprints.

N.- To undertake a study of affectation of the investments to the maximum joint tariff.

THIRD	AMOUNT OF THE PROFESSIONAL SERVICES AGREEMENT.- The total amount of this agreement is the sum of U.S.D.$226,249.01 (Two hundred and twenty six thousand two hundred forty nine dollars, currency of the United States of America and 01/100 USCY), plus the corresponding portion of justified expenses.

The expenses for travel, travel expenses and other general expenses shall be paid directly by THE SERVICE PROVIDER and later shall be invoiced to the AIRPORT for its reimbursement, attaching to each invoice, copy of the evidence that prove the expenses. Such expenses must be subject to the following threshold maximums for each item as detailed:

ITEM	MAXIMUM AMOUNT FOR TRAVELS WITHIN THE MEXICAN REPUBLIC (Mexican currency)	MAXIMUM AMOUNT FOR TRAVELS ABROAD (Mexican currency)
Airplane ticket	Cost corresponding to tourist class	Cost corresponding to tourist class
Lodging	$850.00 / per day	$990.00 / per day
Food	$550.00 / per day	$990.00 / per day
Transportation	2 ways / per day	2 ways / per day

Both parties establish that “THE AIRPORT” shall apply the valid legislation with regards to withholding tax and tax applications in general as referred to be applied to AENA DESARROLLO INTERNACIONAL.

FOURTH	TERM OF EXECUTION.- “THE SERVICE PROVIDER” is obliged to fulfill the rendering of the services of the work referred to in the First Clause of this Professional Services Agreement, in the following dates:

Drafting of the documentation for its presentation to the Local Operations and Schedule Committee with a limit date of one hundred days (100 days) as of the date of the execution of this Professional Services Agreement.

Presentation to the Operation and Schedule Committee of all of the Master Development Programs before November 28, 2008. MILESTONE 1

Review and Communication of the recommendations of the Operation and Schedule Committee and Update of the Master Programs if applicable, maximum 6 months as of the date of the presentation to the Operations and Schedule Committee

Presentation to the Mexican Ministry of Communications and Transportation (“Secretaría de Comunicaciones y Transportes”) in triplicate before May 30, 2009. MILESTONE 2

Resolution to the Mexican Ministry of Communications and Transportation (“Secretaría de Comunicaciones y Transportes”) in triplicate. 45 labor days.

Modification of the Master Programs and final edition, if adequate, 1 month as of the date of the resolution of the Mexican Ministry of Communications and Transportation (“Secretaría de Comunicaciones y Transportes”) MILESTONE 3

FIFTH	FORM OF PAYMENT.- The parties that execute this agreement agree that the consideration for the rendering of the services that are the object of this agreement shall be paid in the following manner:

50% of the total amount of the professional services agreement upon the delivery of the documentation of the Master Program for the presentation to the Operation and Schedule Committee. (MILESTONE 1)

30% of the total amount of the professional services agreement upon delivery of the documentation of the Master Program for its presentation to the Mexican Ministry of Communications and Transportation (“Secretaría de Comunicaciones y Transportes”). (MILESTONE 2)

20 % of the total amount of the professional services agreement once the service referred to herein is concluded, insofar as it is received at the full satisfaction of “THE AIRPORT”, and in any case, having as a limit date that of the approval of the Master Program by the Mexican Ministry of Communications and Transportation (“Secretaría de Comunicaciones y Transportes”). (MILESTONE 3)

In the case that “THE SERVICE PROVIDER” receives payments in excess, it must restitute to “THE AIRPORT” the amounts paid in excess, plus the corresponding interest, in accordance with the rate set forth by the Mexican Official Bank (“Banco de México”) for the Federation Treasury Certificates, that is valid at the time of the collection of the interests which shall be accrued on the amounts paid in excess in every case, and shall be registered in calendar days as of the date of payment and until the date in which “THE SERVICE PROVIDER” effectively sets the amounts at the disposal of “THE AIRPORT”.

The payments shall be made solely and exclusively on the 12th and 27th day of each month, that is, the invoices that are received and accepted by “THE AIRPORT” between the 1st and 15th day of the month in course, shall be paid on the 12 th day of the following month, whereas those that are received between the 15th and 30 or 31st day of the month in course, shall be paid on the 27 th day of the following month.

SIXTH	PLACE OF PAYMENT.- The parties that execute this agreement agree that the place of payment at which “THE AIRPORT” shall make the payments derived from this Professional Services Agreement shall be undertaken through bank wire transfer made by “THE AIRPORT” to the account that “THE SERVICE PROVIDER” indicates in the corresponding invoice.

SEVENTH	BOND.- “THE SERVICE PROVIDER” is obliged to set up in the manner and terms referred to in this Professional Services Agreement, the guarantees that correspond due to the fulfillment hereof and, in its case, of the Amending Agreement or Agreements or Additional Agreements that may proceed.

Therefore, this instrument establishes 2 types of Bond.

7.1.- To guarantee compliance with the contractual obligations by “THE SERVICE PROVIDER” during the term of this agreement, “THE SERVICE PROVIDER” shall provide a bond in the amount of 20% (twenty percent) of the total amount of the agreement.

7.2.- In order to guarantee failures in the Master Development Programs, it must provide a bond in the amount of 20% (twenty percent) of the total amount of the agreement, for a term that elapses as of the acceptance and approval in writing of the Master Development Programs for the period 2010 through 2024 by the Mexican Ministry of Communications and Transportation (“Secretaría de Comunicaciones y Transportes”) and until December 31 of the year 2014, date in which the following Master Development Program must be presented and approved.

These bonds shall remain valid during the term set forth above; in case that defects are discovered in the drafting or responsibilities derived from the professional services agreement, such bond shall remain in full force and “THE SERVICE PROVIDER” is obliged to renew it and to not cancel it until such time as the defects are fully corrected and the responsibilities are duly satisfied. In order for the bond to be cancelled, it shall be a necessary requirement to have the express and written agreement of “THE AIRPORT”, which shall produce it only once “THE SERVICE PROVIDER” has fully complied with all of the obligations that it is obliged to fulfilled and that derive from this professional services agreement.

Notwithstanding the aforementioned, “THE AIRPORT” may claim to “THE SERVICE PROVIDER” any amount to be paid by it that exceeds the amount of the aforementioned guarantee.

In order to guarantee the adequate compliance of the obligations set forth in this clause, “THE SERVICE PROVIDER” is obliged to obtain before any of the following bonding companies, the document of inclusion of each of the bonds that shall be incorporated to the corresponding sole bonding policy.

If “THE SERVICE PROVIDER” does not produce the bonds in the form and terms set forth in this clause, this Professional Services Agreement shall bear no legal effect whatsoever.

The bonds may be substituted by the production of a letter of credit, or bank certified check.

EIGHTH	INTUITU PERSONAE AGREEMENT.- Due to the fact that this is an Intuitu Personae agreement, “THE SERVICE PROVIDER” may not assign in any case to other physical persons or legal entities, whether all or part of the rights and obligations that derive hereof, for the rendering of the services contained herein, except for the collection rights that derive in its favor of invoices or counter receipts that are generated in the terms set forth in this agreement.

“THE SERVICE PROVIDER” may not delegate the execution of the rendering services, in full or partially, to any other person, except if it has the prior authorization of “THE AIRPORT”.

NINTH	TECHNICAL REPRESENTATIVE.- “THE SERVICE PROVIDER” is obliged to appoint a permanent technical representative, who shall have broad and sufficient attributions to decide on all matters related with the compliance of this Professional Services Agreement; “THE AIRPORT” reserves for itself the right to initially accept and of requesting the change of the representative, for objective and justified causes and may exercise such right at any time.

For any change in the appointment of the representative, “THE SERVICE PROVIDER”, must make it of the knowledge of “THE AIRPORT”, which reserves for itself the right to accept or not such substitution.

TENTH	RECEIVING THE SERVICES PROVIDED.- The receiving of the works and documents that derive from the rendering of the services, shall be made by the personnel that is appointed by “THE AIRPORT” reserving for itself the right to claim for missing or poorly executed work.

For such purposes, the procedure to receive such work and documents shall be subject to the following:

“THE SERVICE PROVIDER” shall provide a written notice to “THE AIRPORT” regarding the termination of the works that were entrusted to it, making delivery of the aforementioned rendering of services and the latter shall verify that the services are duly concluded within 5 (five) labor days following the notice. Once correctly concluded, “THE AIRPORT” shall make it of the knowledge of “THE SERVICE PROVIDER”, otherwise, if it is not correct or duly concluded, it shall also provide a notice to “THE SERVICE PROVIDER” for its correction.

Once the service is concluded, and notwithstanding its formal reception, “THE SERVICE PROVIDER” shall remain liable to respond for the errors that may result therein and with regards to any other liability that it may have incurred into in the terms set forth in this Professional Services Agreement and in the Federal Civil Code.

ELEVENTH

LABOR RELATIONS.- Both parties that execute this professional services agreement agree that any obligation that derives from the relationships that are established with the personnel used or provided by “THE SERVICE PROVIDER”, in order to comply with the execution of the obligations that it may acquire derived from this agreement, are the exclusive responsibility of “THE SERVICE PROVIDER”, and therefore, shall not have any labor relationship with “THE AIRPORT”, nor may the latter be construed in any case as a substitute employer. Therefore, “THE SERVICE PROVIDER” is obliged to set “THE AIRPORT” clear and free of any claim or lawsuit from any third parties that could arise due to this agreement, having to respond before the labor authorities and courts with regards to any labor related claim, as well as those regarding social security.

“THE SERVICE PROVIDER” declares that it has sufficient elements to comply with the commitments incurred into in this Professional Services Agreement.

All of the equipment and work elements in general that are necessary to provide the service shall be supplied solely and exclusively by “THE SERVICE PROVIDER”.

“THE SERVICE PROVIDER” agrees that, assuming that it executes on its own capacity an agreement of a civil, mercantile or any other nature with third parties that are not parties to this agreement, and that have as its objective to comply with the obligations or part of the obligations that it acquires hereby, it shall be the exclusive responsibility of “THE SERVICE PROVIDER”, and therefore, it is obliged to set “THE AIRPORT” free and clear in case any controversy arises due to such matters.

TWELFTH

RESPONSIBILITIES OF THE SERVICE PROVIDER.- “THE SERVICE PROVIDER” is obliged that the services that are the matter of this agreement, shall be complied with based on the specifications established in section III.1 of the Recitals of both parties that execute this professional services agreement, and that fulfillment of such services shall be made to the satisfaction of “THE AIRPORT”, as well as to respond in its own account and risk for the defects, and damages and torts that due to not complying with contractual obligations or due to negligence on its part or that of its employees, may be caused to “THE AIRPORT” or to third parties, in which case, the guarantee that has been granted in order to safeguard full compliance of this professional services agreement shall be enforced, even to the full amount thereof.

It is understood that in case that the term of the provision of services under this agreement takes place in more than 180 days, consecutive or not, in Mexican territory, it is the absolute responsibility of THE SERVICE PROVIDER of the service to create a Permanent Formal Establishment in Mexico, associated to the rendering of these services. In case that the Service Provider of the service does not undertake this prior obligation and it brings as a consequence a fiscal impact for either GAP or its subsidiary concessionary companies due to the rendering of the services that are the purpose matter of this agreement, it shall be the responsibility of the SERVICE PROVIDER to reimburse such damages to GAP.

THIRTEENTH

SANCTIONS FOR LACK OF COMPLIANCE OF THE PROGRAM.- In order to verify if “THE SERVICE PROVIDER” is fulfilling the services that are the matter of this Professional Services Agreement in accordance with the program and amounts approved by “THE AIRPORT”, the latter shall compare from time to time, the advance and amount of the services that have been executed with those that should have been fulfilled in accordance with the program, in the understanding that when fulfilling such comparison, the services poorly executed shall be construed as not fulfilled.

If as a consequence of the comparison referred to in the prior paragraph, the services effectively fulfilled are smaller than those to be fulfilled, “THE AIRPORT”, not restricting the imposition of other partial sanctions, shall apply the provisions set forth regarding penalties for delay which are established in Exhibit III of the Bid Policies (“Bases de Licitación”).

When without having a justified cause, the works that are the object of this Professional Services Agreement are not delivered within the agreed term, in accordance with the schedule, in addition to the aforementioned partial penalties, any expense into which “THE AIRPORT” incurs into regarding the provision of the exceeding service and the support services shall be with charge to “THE SERVICE PROVIDER”. The amount of these shall be deducted from the payments that “THE AIRPORT” must make to “THE SERVICE PROVIDER”.

Independently of the payment of the partial conventional penalties specified in the prior paragraphs, “THE AIRPORT” may demand compliance with the professional services agreement or to rescind it. In order to determine the retentions, and in its case, the application of the appropriate sanction, the delays caused by force majeure or acts of God

Shall not be taken into consideration, and neither shall be taken into consideration any other cause that is not attributable to “THE SERVICE PROVIDER”; in such case, “THE AIRPORT” shall make to the schedule, the modifications that in its consideration, are applicable.

For the case in which “THE AIRPORT”, chooses to rescind this Professional Services Agreement due to a cause attributable to “THE SERVICE PROVIDER”, it shall proceed to make effective the guarantee, refraining from covering the resulting amounts of works fulfilled and unpaid at such time, insofar as the corresponding waiver of future claim receipt that corresponds is issued, which shall be provided within the 30 (thirty) calendar days following the notice of the rescission.

FOURTEENTH

SUSPENSION AND EARLY TERMINATION OF THE PROFESSIONAL SERVICES AGREEMENT.- “THE AIRPORT” may suspend temporarily all or part of the service hired at any time for justified causes, without it implying a definitive termination.

For such purposes, “THE AIRPORT” shall issue a notice to “THE SERVICE PROVIDER” in which it states the reasons and justifications for the temporary suspension, as well as the date considered for the reestablishment of the service.

When justified reasons occur that give rise to early termination of this Professional Services Agreement, “THE AIRPORT” shall give notice in writing to “THE SERVICE PROVIDER” and shall pay the part of the rendering of services that has been fulfilled, as well as the expense not reimbursable, insofar as these are reasonable, are duly proven, and are related directly with the services that are the object of this Professional Services Agreement.

“THE SERVICE PROVIDER” may only suspend the rendering of the services referred to in this Professional Services Agreement due to lack of compliance of “THE AIRPORT” or when it becomes impossible to continue with the rendering of the services due to force majeure or Acts of God, that is for circumstances that cannot be foreseen or that are unavoidable, that were not originated by “THE SERVICE PROVIDER” and that make the rendering of such works impossible.

In this case, if “THE SERVICE PROVIDER” chooses for the early termination of the professional services agreement, it shall do so through a written notice addressed to “THE AIRPORT” where it states the cause of the termination. The notice must be made with an anticipation of at least 5 (five) calendar days to the date of the advanced termination.

In any of the cases in which it is intended to early terminate this professional services agreement, the parties that execute this agreement must execute the corresponding agreement.

FIFTEENTH

RESCISSION OF THE PROFESSIONAL SERVICES AGREEMENT.- “THE AIRPORT” may, at any time, choose for the rescission of this Professional Services Agreement due to violation with the applicable provisions, rules, policies and procedures; as well as due to lack of compliance with any of the contractual obligations of “THE SERVICE PROVIDER” that are provided for in this professional services agreement, with no further responsibility for “THE AIRPORT”.

It is considered in an illustrative not limited manner, that “THE SERVICE PROVIDER” is in lack of compliance of its obligations under this Professional Services Agreement if it does not initiate providing the services in the specified date, suspends without justification the work, does not deliver in the term established the works related with the rendering of the aforementioned services, does not restitute any part of the work that is rejected and that does not adjust to the specifications, as well as any other cause that implies violating the terms set forth by the professional services agreement.

In case of deciding for the rescission of the professional services agreement for causes attributable to “THE SERVICE PROVIDER”, “THE AIRPORT”, shall proceed to make the bond that guarantees compliance with the professional services agreement effective. The parties agree that its amount shall be the amount that must be covered to “THE AIRPORT” due to the recovery of damages and torts that are caused to it due to the lack of compliance with such agreement. Now, and for the case that even when the amount of the bond is paid, and it is not sufficient to cover the payment of each and every one of the partial penalties that are set forth in this Professional Services Agreement, or any other amount that THE SERVICE PROVIDER owes to THE AIRPORT, the amount of the bond shall be considered as a partial payment of the damages and torts and the latter shall have the right to appear to the legal corresponding entities to sue for the payment of the differences that derive from the partial penalties or the amounts that are owned, in the understanding that the quantification of the conventional penalties to be paid by “THE SERVICE PROVIDER” for all of the items shall cease when the latter, both individually or jointly are equivalent to 100% of the price of the professional services agreement, as well as to exercise its right to demand compliance with all other responsibilities that could exist and to be complied with by “THE SERVICE PROVIDER”.

In such case, “THE AIRPORT”, shall prepare a Detailed Minute, stating the causes that generated such rescission.

SIXTEENTH

ADDITIONAL SERVICES.- Assuming that there may be additional service concepts, “THE SERVICE PROVIDER”, shall present to “THE AIRPORT” its technical and economic proposal, which once conciliated shall govern, in the terms and conditions that are agreed to by the parties that execute this agreement. For the purposes of what has been specified in this clause, the parties that execute this agreement shall execute an additional agreement.

SEVENTEENTH

PROPERTY OF THE SERVICES.- “THE SERVICE PROVIDER”, agrees that it shall not be entitled to divulge through publications, conferences, reports or any other manner or means, the data and results obtained from the rendering of the services that are the purpose of this Professional Services Agreement, without the express authorization granted in writing by “THE AIRPORT”, due to the fact that such data and results are the property of the latter.

EIGHTEENTH

PROROGATION OF THE EXECUTION TERM.- For justified and explicit reasons, the term of this professional services agreement may be prorogated through agreements, insofar as the causes that modify such prorogation of term, are authorized by “THE AIRPORT.

NINETEENTH

APPLICABLE LAW, CONSTRUCTION AND VENUE.- The parties that execute this agreement are obliged to abide strictly for the execution of the rendering of services that are the purpose of this Professional Services Agreement, to each and every one of the clauses and exhibits that form it. For all matters not expressly provided here, the provisions set forth in the Civil Federal Code shall be applicable.

The parties that execute this agreement agree that any litigation, discrepancy, matter or claim that results from the execution or construction of this agreement or related to it, directly or indirectly, shall be resolved definitively through arbitration before the Arbitration Court in the terms set forth by the International Chamber of Commerce, to which the administration of the arbitration is entrusted to, as well as the appointment of the arbitrators in accordance with its Regulation and Bylaws. Also, the parties that execute this agreement expressly acknowledge their commitment to comply with the arbitration decision that is issued.

TWENTIETH	The parties that execute this agreement appoint as their addresses and contact persons to receive any notices, requirements, notifications or communications, respectively, the following:

THE SERVICE PROVIDER	THE AIRPORT
Ms. Ana Alonso Farto	Mr. Rodrigo Guzmán Perera
Finance and Administration Director	Finance and Administration Director
C/ Arturo Soria 109, 2nd Floor	1249 Mariano Otero Avenue, 6th Floor
28043 Madrid	45140 Guadalajara, Jalisco
SPAIN	MEXICO

Any change in the data contained in this section must be duly notified to the other party, having legal effects as of the date in which the corresponding notice is received.

Once that the parties that execute this agreement read this agreement, and being aware of its legal reach and content, they execute it in three sets on the margin and on the bottom to prove their acknowledgement in the city of Guadalajara, Jalisco on August 4, of the year 2008.

THE AIRPORT	“THE SERVICE PROVIDER”

/s/ Rodrigo Guzmán Perera	/s/ Rodrigo Marabini Ruiz
MR. RODRIGO GUZMÁN PERERA	MR. RODRIGO MARABINI RUIZ
LEGAL REPRESENTATIVE	PERSON HOLDING POWER OF ATTORNEY

WITNESS:	“THE SERVICE PROVIDER”

/s/ Manuel Sanson Suarez	/s/ Ana Alonso Farto
ENG. MANUEL SANSON SUAREZ	MS. ANA ALONSO FARTO

PERSON HOLDING POWER OF ATTORNEY

WITNESS:	WITNESS:

/s/ Florencio Sanchez Osuna	/s/ Erica Barba Padilla
ENG. FLORENCIO SANCHEZ OSUNA	MRS. ERICA BARBA PADILLA

SCHEDULE OF DIFFERENCES

The following is a schedule of differences between the AEROPUERTO DE GUADALAJARA, S.A. DE C.V.’s Professional Services Agreement (filed herewith as specimen) and the Professional Services Agreement between the Registrant’s eleven other airport operating subsidiaries and AENA Desarrollo Internacional, S.A.

The schedule of differences includes the following sections of each Professional Services Agreement: Parties, Recital I.1, I.2, I.4, I.5, II.2, II.5, First Clause, Third Clause, Twentieth Clause, Signatories. The remainder of the Professional Services Agreements are substantially identical to the Aeropuerto de Guadalajara agreement filed herewith.

Schedule of Differences

Set forth below in bold are the differences in the Aeropuerto de Tijuana, S.A. de C.V.’s Professional Services Agreement as compared to the Aeropuerto de Guadalajara, S.A. de C.V.’s Professional Services Agreement:

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Contract Number: BTIJ-08-000047

Parties:

PROFESSIONAL SERVICES AGREEMENT FOR THE “PROVIDING OF SERVICES OF DRAFTING OF MASTER DEVELOPMENT PLANS FOR THE PERIOD 2010-2024 IN THE AIRPORTS OF THE GRUPO AEROPORTUARIO DEL PACÍFICO, S.A. DE C.V.”, THAT IS ENTERED INTO BY AND AMONG THE BUSINESS CORPORATION “AEROPUERTO DE TIJUANA, S.A. DE C.V.”,

Recitals:

I.1	That it is a corporation duly incorporated in accordance with the Mexican General Corporations Act (“Ley General de Sociedades Mercantiles”), through Public Deed number 44343 dated May 28, 1998, issued by Attorney at Law Emilio Zubiria Maqueo, Notary Public number 25 of Mexico City, Federal District, and duly registered at the Public Register of Property and Commerce under mercantile file number 238580 dated June 25, 1998.

I.2	Appears to the execution of this agreement through Mr. Rodrigo Guzmán Perera in favor of whom was issued a General Power of Attorney for Administrative Acts, granted through Public Deed number 55086 dated November 06, 2001,

I.4	That it indicates as an address to receive any and all notices or documents, the address located at: Airport Highway, Nueva Tijuana, Baja California. ZIP CODE 22435

I.5	That its Federal Taxpayers identification number (“Registro Federal de Contribuyente”) is: ATI – 980528 – 8W1

II.5	It declares, under promise to state the truth, that none of the persons that form part of this business association has any employment, position or commission at Aeropuerto de Tijuana, S.A. de C.V, and also that it has no legal prohibition to oblige itself in the terms set forth in this Professional Services Agreement.

Clauses:

FIRST	PURPOSE OF THIS PROFESSIONAL SERVICES AGREEMENT.- “THE AIRPORT”, entrusts to “THE SERVICE PROVIDER”, the “DRAFTING OF THE MASTER DEVELOPMENT PLANS FOR THE PERIOD 2010 – 2024” AT AEROPUERTO DE TIJUANA, S.A. DE C.V.; works that it shall undertake in accordance with the specifications set forth in section III.1, of the Recitals Chapter.

THIRD	AMOUNT OF THE PROFESSIONAL SERVICES AGREEMENT.- The total amount of this agreement is the sum of U.S.D. $129,644.37 (One hundred and twenty-nine thousand six hundred forty-four dollars, currency of the United States of America and 37/100 USCY), plus the corresponding portion of justified expenses.

TWENTIETH

Once that the parties that execute this agreement read this agreement, and being aware of its legal reach and content, they execute it in three sets on the margin and on the bottom to prove their acknowledgement in the city of Tijuana, Baja California on August 4, of the year 2008.

Schedule of Differences

Set forth below are the differences in the Aeropuerto de Puerto Vallarta, S.A. de C.V.’s Professional Services Agreement as compared to the Aeropuerto de Guadalajara, S.A. de C.V.’s Professional Services Agreement:

****

Contract Number: BPVR-08-000046

Parties:

PROFESSIONAL SERVICES AGREEMENT FOR THE “PROVIDING OF SERVICES OF DRAFTING OF MASTER DEVELOPMENT PLANS FOR THE PERIOD 2010-2024 IN THE AIRPORTS OF THE GRUPO AEROPORTUARIO DEL PACÍFICO, S.A. DE C.V.”, THAT IS ENTERED INTO BY AND AMONG THE BUSINESS CORPORATION “AEROPUERTO DE PUERTO VALLARTA, S.A. DE C.V.”, THAT SHALL BE REFERRED TO HEREAFTER AS “THE AIRPORT”, REPRESENTED HEREIN BY MR. RODRIGO GUZMÁN PERERA, IN HIS CAPACITY AS LEGAL REPRESENTATIVE, AND ON THE OTHER PART BY THE BUSINESS CORPORATION “AENA DEVELOPMENT INTERNACIONAL, S.A.” SINGLE PERSONAL LEGAL ENTITY, THAT SHALL BE REFERRED TO HEREAFTER AS “THE SERVICE PROVIDER”, REPRESENTED HEREIN BY MS. ANA ALONSO FARTO,

Recitals:

I.1	That it is a corporation duly incorporated in accordance with the Mexican General Corporations Act (“Ley General de Sociedades Mercantiles”), through Public Deed number 44349 dated May 28, 1998, issued by Attorney at Law Emilio Zubiria Maqueo, Notary Public number 25 of Mexico City, Federal District, and duly registered at the Public Register of Property and Commerce under mercantile file number 238586 dated June 25, 1998.

I.2	Appears to the execution of this agreement through Mr. Rodrigo Guzmán Perera in favor of whom was issued a General Power of Attorney for Administrative Acts, granted through Public Deed number 55087 dated November 06, 2001,

I.4	That it indicates as an address to receive any and all notices or documents, the address located at: Tepic Highway, km. 7.5, Villa de Las Flores, Puerto Vallarta, Jalisco. ZIP CODE 48311

I.5	That its Federal Taxpayers identification number (“Registro Federal de Contribuyente”) is: APV – 980601 – 5RO

II.2

That its representative, Ms. Ana Alonso Farto intervenes in her capacity as Person holding power of attorneys issued by the company, to whom powers of attorney have been granted to through public deed issued on June 21, 2006, before the Notary of Madrid (Spain), Mr. José M.ª Regidor Cano, with number 2.290 of order in the Notary’s book, duly registered at the Mercantile Register of Madrid, under volume, 15.249, document 223, section 8, Page M-177.425, 37th registration, declaring that her attributions have not been revoked, modified or restricted, and therefore, that she has full legal capacity to oblige herself in the name of the represented legal entity.

II.5	It declares, under promise to state the truth, that none of the persons that form part of this business association has any employment, position or commission at Aeropuerto de Puerto Vallarta, S.A. de C.V, and also that it has no legal prohibition to oblige itself in the terms set forth in this Professional Services Agreement.

Clauses:

FIRST	PURPOSE OF THIS PROFESSIONAL SERVICES AGREEMENT.- “THE AIRPORT”, entrusts to “THE SERVICE PROVIDER”, the “DRAFTING OF THE MASTER DEVELOPMENT PLANS FOR THE PERIOD 2010 – 2024” AT AEROPUERTO DE PUERTO VALLARTA, S.A. DE C.V.; works that it shall undertake in accordance with the specifications set forth in section III.1, of the Recitals Chapter.

THIRD	AMOUNT OF THE PROFESSIONAL SERVICES AGREEMENT.- The total amount of this agreement is the sum of U.S.D.$83,821.80 (Eighty-three thousand eight hundred and twenty-one dollars, currency of the United States of America and 80/100 USCY), plus the corresponding portion of justified expenses.

TWENTIETH

Once that the parties that execute this agreement read this agreement, and being aware of its legal reach and content, they execute it in three sets on the margin and on the bottom to prove their acknowledgement in the city of Puerto Vallarta, Jalisco on August 4, of the year 2008.

Signature Blocks:

D. RODRIGO MARABINI RUIZ does not sign.

Schedule of Differences

Set forth below are the differences in the Aeropuerto de San José del Cabo, S.A. de C.V.’s Professional Services Agreement as compared to the Aeropuerto de Guadalajara, S.A. de C.V.’s Professional Services Agreement:

****

Contract Number: BSJD-08-000049

Parties:

PROFESSIONAL SERVICES AGREEMENT FOR THE “PROVIDING OF SERVICES OF DRAFTING OF MASTER DEVELOPMENT PLANS FOR THE PERIOD 2010-2024 IN THE AIRPORTS OF THE GRUPO AEROPORTUARIO DEL PACÍFICO, S.A. DE C.V.”, THAT IS ENTERED INTO BY AND AMONG THE BUSINESS CORPORATION “AEROPUERTO DE SAN JOSÉ DEL CABO, S.A. DE C.V.”, THAT SHALL BE REFERRED TO HEREAFTER AS “THE AIRPORT”, REPRESENTED HEREIN BY MR. RODRIGO GUZMÁN PERERA, IN HIS CAPACITY AS LEGAL REPRESENTATIVE, AND ON THE OTHER PART BY THE BUSINESS CORPORATION “AENA DEVELOPMENT INTERNACIONAL, S.A.” SINGLE PERSONAL LEGAL ENTITY, THAT SHALL BE REFERRED TO HEREAFTER AS “THE SERVICE PROVIDER”, REPRESENTED HEREIN BY MS. ANA ALONSO FARTO,

Recitals:

I.1	That it is a corporation duly incorporated in accordance with the Mexican General Corporations Act (“Ley General de Sociedades Mercantiles”), through Public Deed number 44348 dated May 28, 1998, issued by Attorney at Law Emilio Zubiria Maqueo, Notary Public number 25 of Mexico City, Federal District, and duly registered at the Public Register of Property and Commerce under mercantile file number 238585 dated June 25, 1998.

I.2	Appears to the execution of this agreement through Mr. Rodrigo Guzmán Perera in favor of whom was issued a General Power of Attorney for Administrative Acts, granted through Public Deed number 55077 dated November 06, 2001,

I.4	That it indicates as an address to receive any and all notices or documents, the address located at: Transpeninsular Highway, km. 43.5, Las Veradas, San José del Cabo, Baja California Sur. ZIP CODE 23420

I.5	That its Federal Taxpayers identification number (“Registro Federal de Contribuyente”) is: ASJ – 980528 – P54

II.2

That its representative, Ms. Ana Alonso Farto intervenes in her capacity as Person holding power of attorneys issued by the company, to whom powers of attorney have been granted to through public deed issued on June 21, 2006, before the Notary of Madrid (Spain), Mr. José M.ª Regidor Cano, with number 2.290 of order in the Notary’s book, duly registered at the Mercantile Register of Madrid, under volume, 15.249, document 223, section 8, Page M-177.425, 37th registration, declaring that her attributions have not been revoked, modified or restricted, and therefore, that she has full legal capacity to oblige herself in the name of the represented legal entity.

II.5 It declares, under promise to state the truth, that none of the persons that form part of this business association has any employment, position or commission at Aeropuerto de San José del Cabo, S.A. de C.V, and also that it has no legal prohibition to oblige itself in the terms set forth in this Professional Services Agreement.

Clauses:

FIRST	PURPOSE OF THIS PROFESSIONAL SERVICES AGREEMENT.- “THE AIRPORT”, entrusts to “THE SERVICE PROVIDER”, the “DRAFTING OF THE MASTER DEVELOPMENT PLANS FOR THE PERIOD 2010 – 2024” AT AEROPUERTO DE SAN JOSÉ DEL CABO, S.A. DE C.V.; works that it shall undertake in accordance with the specifications set forth in section III.1, of the Recitals Chapter.

THIRD	AMOUNT OF THE PROFESSIONAL SERVICES AGREEMENT.- The total amount of this agreement is the sum of U.S.D.$63,564.87 (Sixty-three thousand five hundred and sixty-four dollars, currency of the United States of America and 87/100 USCY), plus the corresponding portion of justified expenses.

TWENTIETH

Once that the parties that execute this agreement read this agreement, and being aware of its legal reach and content, they execute it in three sets on the margin and on the bottom to prove their acknowledgement in the city of San José del Cabo, Baja California Sur on August 4, of the year 2008.

Signature Blocks:

D. RODRIGO MARABINI RUIZ does not sign.

Schedule of Differences

Set forth below are the differences in the Aeropuerto de Hermosillo, S.A. de C.V.’s Professional Services Agreement as compared to the Aeropuerto de Guadalajara, S.A. de C.V.’s Professional Services Agreement:

****

Contract Number: BHMO-08-000047

Parties:

PROFESSIONAL SERVICES AGREEMENT FOR THE “PROVIDING OF SERVICES OF DRAFTING OF MASTER DEVELOPMENT PLANS FOR THE PERIOD 2010-2024 IN THE AIRPORTS OF THE GRUPO AEROPORTUARIO DEL PACÍFICO, S.A. DE C.V.”, THAT IS ENTERED INTO BY AND AMONG THE BUSINESS CORPORATION “AEROPUERTO DE HERMOSILLO, S.A. DE C.V.”, THAT SHALL BE REFERRED TO HEREAFTER AS “THE AIRPORT”, REPRESENTED HEREIN BY MR. RODRIGO GUZMÁN PERERA, IN HIS CAPACITY AS LEGAL REPRESENTATIVE, AND ON THE OTHER PART BY THE BUSINESS CORPORATION “AENA DEVELOPMENT INTERNACIONAL, S.A.” SINGLE PERSONAL LEGAL ENTITY, THAT SHALL BE REFERRED TO HEREAFTER AS “THE SERVICE PROVIDER”, REPRESENTED HEREIN BY MS. ANA ALONSO FARTO,

Recitals:

I.1	That it is a corporation duly incorporated in accordance with the Mexican General Corporations Act (“Ley General de Sociedades Mercantiles”), through Public Deed number 44345 dated May 28, 1998, issued by Attorney at Law Emilio Zubiria Maqueo, Notary Public number 25 of Mexico City, Federal District, and duly registered at the Public Register of Property and Commerce under mercantile file number 238582 dated June 25, 1998.

I.2	Appears to the execution of this agreement through Mr. Rodrigo Guzmán Perera in favor of whom was issued a General Power of Attorney for Administrative Acts, granted through Public Deed number 55079 dated November 06, 2001,

I.4	That it indicates as an address to receive any and all notices or documents, the address located at: Bay of Kino Highway, km. 9.5, La Manga, Hermosillo, Sonora. ZIP CODE 83220

I.5	That its Federal Taxpayers identification number (“Registro Federal de Contribuyente”) is: AHE – 980601 – H96

II.2

That its representative, Ms. Ana Alonso Farto intervenes in her capacity as Person holding power of attorneys issued by the company, to whom powers of attorney have been granted to through public deed issued on June 21, 2006, before the Notary of Madrid (Spain), Mr. José M.ª Regidor Cano, with number 2.290 of order in the Notary’s book, duly registered at the Mercantile Register of Madrid, under volume, 15.249, document 223, section 8, Page M-177.425, 37th registration, declaring that her attributions have not been revoked, modified or restricted, and therefore, that she has full legal capacity to oblige herself in the name of the represented legal entity.

II.5	It declares, under promise to state the truth, that none of the persons that form part of this business association has any employment, position or commission at Aeropuerto de Hermosillo, S.A. de C.V, and also that it has no legal prohibition to oblige itself in the terms set forth in this Professional Services Agreement.

Clauses:

FIRST	PURPOSE OF THIS PROFESSIONAL SERVICES AGREEMENT.- “THE AIRPORT”, entrusts to “THE SERVICE PROVIDER”, the “DRAFTING OF THE MASTER DEVELOPMENT PLANS FOR THE PERIOD 2010 – 2024” AT AEROPUERTO DE HERMOSILLO, S.A. DE C.V.; works that it shall undertake in accordance with the specifications set forth in section III.1, of the Recitals Chapter.

THIRD	AMOUNT OF THE PROFESSIONAL SERVICES AGREEMENT.- The total amount of this agreement is the sum of U.S.D.$55,252.54 (Fifty-five thousand two hundred and fifty-two dollars, currency of the United States of America and 54/100 USCY), plus the corresponding portion of justified expenses.

TWENTIETH

Once that the parties that execute this agreement read this agreement, and being aware of its legal reach and content, they execute it in three sets on the margin and on the bottom to prove their acknowledgement in the city of Hermosillo, Sonora on August 4, of the year 2008.

Signature Blocks:

D. RODRIGO MARABINI RUIZ does not sign.

Schedule of Differences

Set forth below are the differences in the Aeropuerto de Bajío, S.A. de C.V.’s Professional Services Agreement as compared to the Aeropuerto de Guadalajara, S.A. de C.V.’s Professional Services Agreement:

****

Contract Number: BBJX-08-000037

Parties:

PROFESSIONAL SERVICES AGREEMENT FOR THE “PROVIDING OF SERVICES OF DRAFTING OF MASTER DEVELOPMENT PLANS FOR THE PERIOD 2010-2024 IN THE AIRPORTS OF THE GRUPO AEROPORTUARIO DEL PACÍFICO, S.A. DE C.V.”, THAT IS ENTERED INTO BY AND AMONG THE BUSINESS CORPORATION “AEROPUERTO DE BAJÍO, S.A. DE C.V.”, THAT SHALL BE REFERRED TO HEREAFTER AS “THE AIRPORT”, REPRESENTED HEREIN BY MR. RODRIGO GUZMÁN PERERA, IN HIS CAPACITY AS LEGAL REPRESENTATIVE, AND ON THE OTHER PART BY THE BUSINESS CORPORATION “AENA DEVELOPMENT INTERNACIONAL, S.A.” SINGLE PERSONAL LEGAL ENTITY, THAT SHALL BE REFERRED TO HEREAFTER AS “THE SERVICE PROVIDER”, REPRESENTED HEREIN BY MS. ANA ALONSO FARTO,

Recitals:

I.1	That it is a corporation duly incorporated in accordance with the Mexican General Corporations Act (“Ley General de Sociedades Mercantiles”), through Public Deed number 44353 dated May 28, 1998, issued by Attorney at Law Emilio Zubiria Maqueo, Notary Public number 25 of Mexico City, Federal District, and duly registered at the Public Register of Property and Commerce under mercantile file number 238600 dated June 25, 1998.

I.2	Appears to the execution of this agreement through Mr. Rodrigo Guzmán Perera in favor of whom was issued a General Power of Attorney for Administrative Acts, granted through Public Deed number 55076 dated November 06, 2001,

I.4	That it indicates as an address to receive any and all notices or documents, the address located at: Silao - León Highway, km. 5.5, Nuevo México, Silao, Guanajuato. ZIP CODE 36270

I.5	That its Federal Taxpayers identification number (“Registro Federal de Contribuyente”) is: ABA – 980601 – 4B4

II.2

That its representative, Ms. Ana Alonso Farto intervenes in her capacity as Person holding power of attorneys issued by the company, to whom powers of attorney have been granted to through public deed issued on June 21, 2006, before the Notary of Madrid (Spain), Mr. José M.ª Regidor Cano, with number 2.290 of order in the Notary’s book, duly registered at the Mercantile Register of Madrid, under volume, 15.249, document 223, section 8, Page M-177.425, 37th registration, declaring that her attributions have not been revoked, modified or restricted, and therefore, that she has full legal capacity to oblige herself in the name of the represented legal entity.

II.5 It declares, under promise to state the truth, that none of the persons that form part of this business association has any employment, position or commission at Aeropuerto de Bajío, S.A. de C.V, and also that it has no legal prohibition to oblige itself in the terms set forth in this Professional Services Agreement.

Clauses:

FIRST	PURPOSE OF THIS PROFESSIONAL SERVICES AGREEMENT.- “THE AIRPORT”, entrusts to “THE SERVICE PROVIDER”, the “DRAFTING OF THE MASTER DEVELOPMENT PLANS FOR THE PERIOD 2010 – 2024” AT AEROPUERTO DE BAJÍO, S.A. DE C.V.; works that it shall undertake in accordance with the specifications set forth in section III.1, of the Recitals Chapter.

THIRD	AMOUNT OF THE PROFESSIONAL SERVICES AGREEMENT.- The total amount of this agreement is the sum of U.S.D.$41,352.09 (Forty-one thousand three hundred and fifty-two dollars, currency of the United States of America and 09/100 USCY), plus the corresponding portion of justified expenses.

TWENTIETH

Once that the parties that execute this agreement read this agreement, and being aware of its legal reach and content, they execute it in three sets on the margin and on the bottom to prove their acknowledgement in the city of Silao, Guanajuato on August 4, of the year 2008.

Signature Blocks:

D. RODRIGO MARABINI RUIZ does not sign.

Schedule of Differences

Set forth below are the differences in the Aeropuerto de La Paz, S.A. de C.V.’s Professional Services Agreement as compared to the Aeropuerto de Guadalajara, S.A. de C.V.’s Professional Services Agreement:

****

Contract Number: BLAP-08-000033

Parties:

PROFESSIONAL SERVICES AGREEMENT FOR THE “PROVIDING OF SERVICES OF DRAFTING OF MASTER DEVELOPMENT PLANS FOR THE PERIOD 2010-2024 IN THE AIRPORTS OF THE GRUPO AEROPORTUARIO DEL PACÍFICO, S.A. DE C.V.”, THAT IS ENTERED INTO BY AND AMONG THE BUSINESS CORPORATION “AEROPUERTO DE LA PAZ, S.A. DE C.V.”, THAT SHALL BE REFERRED TO HEREAFTER AS “THE AIRPORT”, REPRESENTED HEREIN BY MR. RODRIGO GUZMÁN PERERA, IN HIS CAPACITY AS LEGAL REPRESENTATIVE, AND ON THE OTHER PART BY THE BUSINESS CORPORATION “AENA DEVELOPMENT INTERNACIONAL, S.A.” SINGLE PERSONAL LEGAL ENTITY, THAT SHALL BE REFERRED TO HEREAFTER AS “THE SERVICE PROVIDER”, REPRESENTED HEREIN BY MS. ANA ALONSO FARTO,

Recitals:

I.1	That it is a corporation duly incorporated in accordance with the Mexican General Corporations Act (“Ley General de Sociedades Mercantiles”), through Public Deed number 44347 dated May 28, 1998, issued by Attorney at Law Emilio Zubiria Maqueo, Notary Public number 25 of Mexico City, Federal District, and duly registered at the Public Register of Property and Commerce under mercantile file number 238584 dated June 25, 1998.

I.2	Appears to the execution of this agreement through Mr. Rodrigo Guzmán Perera in favor of whom was issued a General Power of Attorney for Administrative Acts, granted through Public Deed number 55084 dated November 06, 2001,

I.4	That it indicates as an address to receive any and all notices or documents, the address located at: Transpeninsular Highway, km. 13, La Paz, Baja California Sur. ZIP CODE 23201

I.5	That its Federal Taxpayers identification number (“Registro Federal de Contribuyente”) is: APA – 980528 – 3T3

II.2

That its representative, Ms. Ana Alonso Farto intervenes in her capacity as Person holding power of attorneys issued by the company, to whom powers of attorney have been granted to through public deed issued on June 21, 2006, before the Notary of Madrid (Spain), Mr. José M.ª Regidor Cano, with number 2.290 of order in the Notary’s book, duly registered at the Mercantile Register of Madrid, under volume, 15.249, document 223, section 8, Page M-177.425, 37th registration, declaring that her attributions have not been revoked, modified or restricted, and therefore, that she has full legal capacity to oblige herself in the name of the represented legal entity.

II.5	It declares, under promise to state the truth, that none of the persons that form part of this business association has any employment, position or commission at Aeropuerto de La Paz, S.A. de C.V, and also that it has no legal prohibition to oblige itself in the terms set forth in this Professional Services Agreement.

Clauses:

FIRST	PURPOSE OF THIS PROFESSIONAL SERVICES AGREEMENT.- “THE AIRPORT”, entrusts to “THE SERVICE PROVIDER”, the “DRAFTING OF THE MASTER DEVELOPMENT PLANS FOR THE PERIOD 2010 – 2024” AT AEROPUERTO DE LA PAZ, S.A. DE C.V.; works that it shall undertake in accordance with the specifications set forth in section III.1, of the Recitals Chapter.

THIRD	AMOUNT OF THE PROFESSIONAL SERVICES AGREEMENT.- The total amount of this agreement is the sum of U.S.D.$19,907.68 (Nineteen thousand nine hundred and seven dollars, currency of the United States of America and 68/100 USCY), plus the corresponding portion of justified expenses.

TWENTIETH

Once that the parties that execute this agreement read this agreement, and being aware of its legal reach and content, they execute it in three sets on the margin and on the bottom to prove their acknowledgement in the city of La Paz, Baja California on August 4, of the year 2008.

Signature Blocks:

D. RODRIGO MARABINI RUIZ does not sign.

Schedule of Differences

Set forth below are the differences in the Aeropuerto de Morelia, S.A. de C.V.’s Professional Services Agreement as compared to the Aeropuerto de Guadalajara, S.A. de C.V.’s Professional Services Agreement:

****

Contract Number: BMLM-08-000031

Parties:

PROFESSIONAL SERVICES AGREEMENT FOR THE “PROVIDING OF SERVICES OF DRAFTING OF MASTER DEVELOPMENT PLANS FOR THE PERIOD 2010-2024 IN THE AIRPORTS OF THE GRUPO AEROPORTUARIO DEL PACÍFICO, S.A. DE C.V.”, THAT IS ENTERED INTO BY AND AMONG THE BUSINESS CORPORATION “AEROPUERTO DE MORELIA, S.A. DE C.V.”, THAT SHALL BE REFERRED TO HEREAFTER AS “THE AIRPORT”, REPRESENTED HEREIN BY MR. RODRIGO GUZMÁN PERERA, IN HIS CAPACITY AS LEGAL REPRESENTATIVE, AND ON THE OTHER PART BY THE BUSINESS CORPORATION “AENA DEVELOPMENT INTERNACIONAL, S.A.” SINGLE PERSONAL LEGAL ENTITY, THAT SHALL BE REFERRED TO HEREAFTER AS “THE SERVICE PROVIDER”, REPRESENTED HEREIN BY MS. ANA ALONSO FARTO,

Recitals:

I.1	That it is a corporation duly incorporated in accordance with the Mexican General Corporations Act (“Ley General de Sociedades Mercantiles”), through Public Deed number 44354 dated May 28, 1998, issued by Attorney at Law Emilio Zubiria Maqueo, Notary Public number 25 of Mexico City, Federal District, and duly registered at the Public Register of Property and Commerce under mercantile file number 238748 dated June 25, 1998.

I.2	Appears to the execution of this agreement through Mr. Rodrigo Guzmán Perera in favor of whom was issued a General Power of Attorney for Administrative Acts, granted through Public Deed number 55083 dated November 06, 2001,

I.4	That it indicates as an address to receive any and all notices or documents, the address located at: Morelia - Zinapecuaro Highway, km. 27, Alvaro Obregon Municipality, Michoacán. ZIP CODE 58290

I.5	That its Federal Taxpayers identification number (“Registro Federal de Contribuyente”) is: AMO – 980601 – L44

II.2

That its representative, Ms. Ana Alonso Farto intervenes in her capacity as Person holding power of attorneys issued by the company, to whom powers of attorney have been granted to through public deed issued on June 21, 2006, before the Notary of Madrid (Spain), Mr. José M.ª Regidor Cano, with number 2.290 of order in the Notary’s book, duly registered at the Mercantile Register of Madrid, under volume, 15.249, document 223, section 8, Page M-177.425, 37th registration, declaring that her attributions have not been revoked, modified or restricted, and therefore, that she has full legal capacity to oblige herself in the name of the represented legal entity.

II.5 It declares, under promise to state the truth, that none of the persons that form part of this business association has any employment, position or commission at Aeropuerto de Morelia, S.A. de C.V, and also that it has no legal prohibition to oblige itself in the terms set forth in this Professional Services Agreement.

Clauses:

FIRST	PURPOSE OF THIS PROFESSIONAL SERVICES AGREEMENT.- “THE AIRPORT”, entrusts to “THE SERVICE PROVIDER”, the “DRAFTING OF THE MASTER DEVELOPMENT PLANS FOR THE PERIOD 2010 – 2024” AT AEROPUERTO DE MORELIA, S.A. DE C.V.; works that it shall undertake in accordance with the specifications set forth in section III.1, of the Recitals Chapter.

THIRD	AMOUNT OF THE PROFESSIONAL SERVICES AGREEMENT.- The total amount of this agreement is the sum of U.S.D.$23,539.96 (Twenty-three thousand five hundred and thirty-nine dollars, currency of the United States of America and 96/100 USCY), plus the corresponding portion of justified expenses.

TWENTIETH

Once that the parties that execute this agreement read this agreement, and being aware of its legal reach and content, they execute it in three sets on the margin and on the bottom to prove their acknowledgement in the city of Morelia, Michoacán on August 4, of the year 2008.

Signature Blocks:

D. RODRIGO MARABINI RUIZ does not sign.

Schedule of Differences

Set forth below are the differences in the Aeropuerto de Mexicali, S.A. de C.V.’s Professional Services Agreement as compared to the Aeropuerto de Guadalajara, S.A. de C.V.’s Professional Services Agreement:

****

Contract Number: BMXL-08-000035

Parties:

PROFESSIONAL SERVICES AGREEMENT FOR THE “PROVIDING OF SERVICES OF DRAFTING OF MASTER DEVELOPMENT PLANS FOR THE PERIOD 2010-2024 IN THE AIRPORTS OF THE GRUPO AEROPORTUARIO DEL PACÍFICO, S.A. DE C.V.”, THAT IS ENTERED INTO BY AND AMONG THE BUSINESS CORPORATION “AEROPUERTO DE MEXICALI, S.A. DE C.V.”, THAT SHALL BE REFERRED TO HEREAFTER AS “THE AIRPORT”, REPRESENTED HEREIN BY MR. RODRIGO GUZMÁN PERERA, IN HIS CAPACITY AS LEGAL REPRESENTATIVE, AND ON THE OTHER PART BY THE BUSINESS CORPORATION “AENA DEVELOPMENT INTERNACIONAL, S.A.” SINGLE PERSONAL LEGAL ENTITY, THAT SHALL BE REFERRED TO HEREAFTER AS “THE SERVICE PROVIDER”, REPRESENTED HEREIN BY MS. ANA ALONSO FARTO,

Recitals:

I.1	That it is a corporation duly incorporated in accordance with the Mexican General Corporations Act (“Ley General de Sociedades Mercantiles”), through Public Deed number 44344 dated May 28, 1998, issued by Attorney at Law Emilio Zubiria Maqueo, Notary Public number 25 of Mexico City, Federal District, and duly registered at the Public Register of Property and Commerce under mercantile file number 238581 dated June 25, 1998.

I.2	Appears to the execution of this agreement through Mr. Rodrigo Guzmán Perera in favor of whom was issued a General Power of Attorney for Administrative Acts, granted through Public Deed number 55081 dated November 06, 2001,

I.4	That it indicates as an address to receive any and all notices or documents, the address located at: Mesa de Andrade Highway, km. 23.5, Mariano Abasolo, Mexicali, Baja California. ZIP CODE 21600

I.5	That its Federal Taxpayers identification number (“Registro Federal de Contribuyente”) is: AME – 980528 – KD1

II.2

That its representative, Ms. Ana Alonso Farto intervenes in her capacity as Person holding power of attorneys issued by the company, to whom powers of attorney have been granted to through public deed issued on June 21, 2006, before the Notary of Madrid (Spain), Mr. José M.ª Regidor Cano, with number 2.290 of order in the Notary’s book, duly registered at the Mercantile Register of Madrid, under volume, 15.249, document 223, section 8, Page M-177.425, 37th registration, declaring that her attributions have not been revoked, modified or restricted, and therefore, that she has full legal capacity to oblige herself in the name of the represented legal entity.

II.5 It declares, under promise to state the truth, that none of the persons that form part of this business association has any employment, position or commission at Aeropuerto de Mexicali, S.A. de C.V, and also that it has no legal prohibition to oblige itself in the terms set forth in this Professional Services Agreement.

Clauses:

FIRST	PURPOSE OF THIS PROFESSIONAL SERVICES AGREEMENT.- “THE AIRPORT”, entrusts to “THE SERVICE PROVIDER”, the “DRAFTING OF THE MASTER DEVELOPMENT PLANS FOR THE PERIOD 2010 – 2024” AT AEROPUERTO DE MEXICALI, S.A. DE C.V.; works that it shall undertake in accordance with the specifications set forth in section III.1, of the Recitals Chapter.

THIRD	AMOUNT OF THE PROFESSIONAL SERVICES AGREEMENT.- The total amount of this agreement is the sum of U.S.D.$17,881.98 (Seventeen thousand eight hundred and eighty-one dollars, currency of the United States of America and 98/100 USCY), plus the corresponding portion of justified expenses.

TWENTIETH

Once that the parties that execute this agreement read this agreement, and being aware of its legal reach and content, they execute it in three sets on the margin and on the bottom to prove their acknowledgement in the city of Mexicali, Baja California on August 4, of the year 2008.

Signature Blocks:

D. RODRIGO MARABINI RUIZ does not sign.

Schedule of Differences

Set forth below are the differences in the Aeropuerto de Aguascalientes, S.A. de C.V.’s Professional Services Agreement as compared to the Aeropuerto de Guadalajara, S.A. de C.V.’s Professional Services Agreement:

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Contract Number: BAGU-08-000034

Parties:

PROFESSIONAL SERVICES AGREEMENT FOR THE “PROVIDING OF SERVICES OF DRAFTING OF MASTER DEVELOPMENT PLANS FOR THE PERIOD 2010-2024 IN THE AIRPORTS OF THE GRUPO AEROPORTUARIO DEL PACÍFICO, S.A. DE C.V.”, THAT IS ENTERED INTO BY AND AMONG THE BUSINESS CORPORATION “AEROPUERTO DE AGUASCALIENTES, S.A. DE C.V.”, THAT SHALL BE REFERRED TO HEREAFTER AS “THE AIRPORT”, REPRESENTED HEREIN BY MR. RODRIGO GUZMÁN PERERA, IN HIS CAPACITY AS LEGAL REPRESENTATIVE, AND ON THE OTHER PART BY THE BUSINESS CORPORATION “AENA DEVELOPMENT INTERNACIONAL, S.A.” SINGLE PERSONAL LEGAL ENTITY, THAT SHALL BE REFERRED TO HEREAFTER AS “THE SERVICE PROVIDER”, REPRESENTED HEREIN BY MS. ANA ALONSO FARTO,

Recitals:

I.1	That it is a corporation duly incorporated in accordance with the Mexican General Corporations Act (“Ley General de Sociedades Mercantiles”), through Public Deed number 44352 dated May 28, 1998, issued by Attorney at Law Emilio Zubiria Maqueo, Notary Public number 25 of Mexico City, Federal District, and duly registered at the Public Register of Property and Commerce under mercantile file number 238599 dated June 25, 1998.

I.2	Appears to the execution of this agreement through Mr. Rodrigo Guzmán Perera in favor of whom was issued a General Power of Attorney for Administrative Acts, granted through Public Deed number 55074 dated November 06, 2001,

I.4	That it indicates as an address to receive any and all notices or documents, the address located at: Panamerican Highway, km. 22, s/n., Ejido Buena Vista de Peñuelas, Aguascalientes, Aguascalientes. ZIP CODE 20340

I.5	That its Federal Taxpayers identification number (“Registro Federal de Contribuyentes”) is: AAG – 980601 – B78

II.2

That its representative, Ms. Ana Alonso Farto intervenes in her capacity as Person holding power of attorneys issued by the company, to whom powers of attorney have been granted to through public deed issued on June 21, 2006, before the Notary of Madrid (Spain), Mr. José M.ª Regidor Cano, with number 2.290 of order in the Notary’s book, duly registered at the Mercantile Register of Madrid, under volume, 15.249, document 223, section 8, Page M-177.425, 37th registration, declaring that her attributions have not been revoked, modified or restricted, and therefore, that she has full legal capacity to oblige herself in the name of the represented legal entity.

II.5 It declares, under promise to state the truth, that none of the persons that form part of this business association has any employment, position or commission at Aeropuerto de Aguascalientes, S.A. de C.V, and also that it has no legal prohibition to oblige itself in the terms set forth in this Professional Services Agreement.

Clauses:

FIRST	PURPOSE OF THIS PROFESSIONAL SERVICES AGREEMENT.- “THE AIRPORT”, entrusts to “THE SERVICE PROVIDER”, the “DRAFTING OF THE MASTER DEVELOPMENT PLANS FOR THE PERIOD 2010 – 2024” AT AEROPUERTO DE AGUASCALIENTES, S.A. DE C.V.; works that it shall undertake in accordance with the specifications set forth in section III.1, of the Recitals Chapter.

THIRD	AMOUNT OF THE PROFESSIONAL SERVICES AGREEMENT.- The total amount of this agreement is the sum of U.S.D.$15,856.29 (Fifteen thousand eight hundred and fifty-six dollars, currency of the United States of America and 29/100 USCY), plus the corresponding portion of justified expenses.

TWENTIETH

Once that the parties that execute this agreement read this agreement, and being aware of its legal reach and content, they execute it in three sets on the margin and on the bottom to prove their acknowledgement in the city of Aguascalientes, Aguascalientes on August 4, of the year 2008.

Signature Blocks:

D. RODRIGO MARABINI RUIZ does not sign.

Schedule of Differences

Set forth below are the differences in the Aeropuerto de Los Mochis, S.A. de C.V.’s Professional Services Agreement as compared to the Aeropuerto de Guadalajara, S.A. de C.V.’s Professional Services Agreement:

****

Contract Number: BLMM-08-000032

Parties:

PROFESSIONAL SERVICES AGREEMENT FOR THE “PROVIDING OF SERVICES OF DRAFTING OF MASTER DEVELOPMENT PLANS FOR THE PERIOD 2010-2024 IN THE AIRPORTS OF THE GRUPO AEROPORTUARIO DEL PACÍFICO, S.A. DE C.V.”, THAT IS ENTERED INTO BY AND AMONG THE BUSINESS CORPORATION “AEROPUERTO DE LOS MOCHIS, S.A. DE C.V.”, THAT SHALL BE REFERRED TO HEREAFTER AS “THE AIRPORT”, REPRESENTED HEREIN BY MR. RODRIGO GUZMÁN PERERA, IN HIS CAPACITY AS LEGAL REPRESENTATIVE, AND ON THE OTHER PART BY THE BUSINESS CORPORATION “AENA DEVELOPMENT INTERNACIONAL, S.A.” SINGLE PERSONAL LEGAL ENTITY, THAT SHALL BE REFERRED TO HEREAFTER AS “THE SERVICE PROVIDER”, REPRESENTED HEREIN BY MS. ANA ALONSO FARTO,

Recitals:

I.1	That it is a corporation duly incorporated in accordance with the Mexican General Corporations Act (“Ley General de Sociedades Mercantiles”), through Public Deed number 44346 dated May 28, 1998, issued by Attorney at Law Emilio Zubiria Maqueo, Notary Public number 25 of Mexico City, Federal District, and duly registered at the Public Register of Property and Commerce under mercantile file number 238583 dated June 25, 1998.

I.2	Appears to the execution of this agreement through Mr. Rodrigo Guzmán Perera in favor of whom was issued a General Power of Attorney for Administrative Acts, granted through Public Deed number 55082 dated November 06, 2001,

I.4	That it indicates as an address to receive any and all notices or documents, the address located at: Los Mochis - Topolobampo Highway, km. 12.5, municipality of Ahome, Los Mochis, Sinaloa. ZIP CODE 81360

I.5	That its Federal Taxpayers identification number (“Registro Federal de Contribuyentes”) is: AMO – 980528 – 344

II.2

That its representative, Ms. Ana Alonso Farto intervenes in her capacity as Person holding power of attorneys issued by the company, to whom powers of attorney have been granted to through public deed issued on June 21, 2006, before the Notary of Madrid (Spain), Mr. José M.ª Regidor Cano, with number 2.290 of order in the Notary’s book, duly registered at the Mercantile Register of Madrid, under volume, 15.249, document 223, section 8, Page M-177.425, 37th registration, declaring that her attributions have not been revoked, modified or restricted, and therefore, that she has full legal capacity to oblige herself in the name of the represented legal entity.

II.5	It declares, under promise to state the truth, that none of the persons that form part of this business association has any employment, position or commission at Aeropuerto de Los Mochis, S.A. de C.V, and also that it has no legal prohibition to oblige itself in the terms set forth in this Professional Services Agreement.

Clauses:

FIRST	PURPOSE OF THIS PROFESSIONAL SERVICES AGREEMENT.- “THE AIRPORT”, entrusts to “THE SERVICE PROVIDER”, the “DRAFTING OF THE MASTER DEVELOPMENT PLANS FOR THE PERIOD 2010 – 2024” AT AEROPUERTO DE LOS MOCHIS, S.A. DE C.V.; works that it shall undertake in accordance with the specifications set forth in section III.1, of the Recitals Chapter.

THIRD	AMOUNT OF THE PROFESSIONAL SERVICES AGREEMENT.- The total amount of this agreement is the sum of U.S.D.$12,782.82 (Twelve thousand seven hundred and eighty-two dollars, currency of the United States of America and 82/100 USCY), plus the corresponding portion of justified expenses.

TWENTIETH

Once that the parties that execute this agreement read this agreement, and being aware of its legal reach and content, they execute it in three sets on the margin and on the bottom to prove their acknowledgement in the city of Los Mochis, Sinaloa on August 4, of the year 2008.

Signature Blocks:

D. RODRIGO MARABINI RUIZ does not sign.

Schedule of Differences

Set forth below are the differences in the Aeropuerto de Manzanillo, S.A. de C.V.’s Professional Services Agreement as compared to the Aeropuerto de Guadalajara, S.A. de C.V.’s Professional Services Agreement:

****

Contract Number: BZLO-08-000030

Parties:

PROFESSIONAL SERVICES AGREEMENT FOR THE “PROVIDING OF SERVICES OF DRAFTING OF MASTER DEVELOPMENT PLANS FOR THE PERIOD 2010-2024 IN THE AIRPORTS OF THE GRUPO AEROPORTUARIO DEL PACÍFICO, S.A. DE C.V.”, THAT IS ENTERED INTO BY AND AMONG THE BUSINESS CORPORATION “AEROPUERTO DE MANZANILLO, S.A. DE C.V.”, THAT SHALL BE REFERRED TO HEREAFTER AS “THE AIRPORT”, REPRESENTED HEREIN BY MR. RODRIGO GUZMÁN PERERA, IN HIS CAPACITY AS LEGAL REPRESENTATIVE, AND ON THE OTHER PART BY THE BUSINESS CORPORATION “AENA DEVELOPMENT INTERNACIONAL, S.A.” SINGLE PERSONAL LEGAL ENTITY, THAT SHALL BE REFERRED TO HEREAFTER AS “THE SERVICE PROVIDER”, REPRESENTED HEREIN BY MS. ANA ALONSO FARTO,

Recitals:

I.1	That it is a corporation duly incorporated in accordance with the Mexican General Corporations Act (“Ley General de Sociedades Mercantiles”), through Public Deed number 44350 dated May 28, 1998, issued by Attorney at Law Emilio Zubiria Maqueo, Notary Public number 25 of Mexico City, Federal District, and duly registered at the Public Register of Property and Commerce under mercantile file number 238587 dated June 25, 1998.

I.2	Appears to the execution of this agreement through Mr. Rodrigo Guzmán Perera in favor of whom was issued a General Power of Attorney for Administrative Acts, granted through Public Deed number 55080 dated November 06, 2001,

I.4	That it indicates as an address to receive any and all notices or documents, the address located at: Manzanillo – Barra de Navidad Highway, km. 42, Playa de Oro, Manzanillo, Colima. ZIP CODE 28219

I.5	That its Federal Taxpayers identification number (“Registro Federal de Contribuyentes”) is: AMA – 980601 – 722

II.2

That its representative, Ms. Ana Alonso Farto intervenes in her capacity as Person holding power of attorneys issued by the company, to whom powers of attorney have been granted to through public deed issued on June 21, 2006, before the Notary of Madrid (Spain), Mr. José M.ª Regidor Cano, with number 2.290 of order in the Notary’s book, duly registered at the Mercantile Register of Madrid, under volume, 15.249, document 223, section 8, Page M-177.425, 37th registration, declaring that her attributions have not been revoked, modified or restricted, and therefore, that she has full legal capacity to oblige herself in the name of the represented legal entity.

II.5	It declares, under promise to state the truth, that none of the persons that form part of this business association has any employment, position or commission at Aeropuerto de Manzanillo, S.A. de C.V, and also that it has no legal prohibition to oblige itself in the terms set forth in this Professional Services Agreement.

Clauses:

FIRST	PURPOSE OF THIS PROFESSIONAL SERVICES AGREEMENT.- “THE AIRPORT”, entrusts to “THE SERVICE PROVIDER”, the “DRAFTING OF THE MASTER DEVELOPMENT PLANS FOR THE PERIOD 2010 – 2024” AT AEROPUERTO DE MANZANILLO, S.A. DE C.V.; works that it shall undertake in accordance with the specifications set forth in section III.1, of the Recitals Chapter.

THIRD	AMOUNT OF THE PROFESSIONAL SERVICES AGREEMENT.- The total amount of this agreement is the sum of U.S.D.$8,661.59 (Eight thousand six hundred and sixty-one dollars, currency of the United States of America and 59/100 USCY), plus the corresponding portion of justified expenses.

TWENTIETH

Once that the parties that execute this agreement read this agreement, and being aware of its legal reach and content, they execute it in three sets on the margin and on the bottom to prove their acknowledgement in the city of Manzanillo, Colima on August 4, of the year 2008.

Signature Blocks:

D. RODRIGO MARABINI RUIZ does not sign.